CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim China Technology ETF
Guggenheim S&P Global Water Index ETF
Guggenheim China All-Cap ETF
Guggenheim EW Euro-Pacific LDRs ETF
Guggenheim Solar ETF
Guggenheim Airline ETF

Supplement to the currently effective Statement of Additional Information (the “SAI”) for the above-listed Funds:

The Board of Trustees now consists of five Independent Trustees instead of three.

The following table in the “Trustees and Officers” section of the SAI for the above listed funds is hereby deleted and replaced with the following:

Name, Address and Year of Birth of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past Five Years

Randall C. Barnes Year of Birth: 1951	Trustee	Since 2006	Private Investor. Formerly, Senior Vice President, Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	47	None.
Roman Friedrich III Year of Birth: 1946	Trustee	Since 2010	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector (1998-present). Formerly, Managing Director of TD Securities (1996-1998); Managing Director of Lancaster Financial Ltd. (1990-1996); Managing Director of Burns Fry Ltd. (1980-1984); President of Chase Manhattan Bank (Canada) Ltd. (1975-1977).	40	Director of GFM Resources Ltd. (2005-present), Zincore Metals Inc. (2009-present), StrataGold Corporation (2003-2009), and Gateway Gold Corp. (2004-2008).
Robert B. Karn III Year of Birth: 1942	Trustee	Since 2010	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1977-1997).	41	Director of Peabody Energy Company (2003-present), Natural Resource Partners, LLC (2002-present) and Kennedy Capital Management, Inc. (2002-present).

Name, Address and Year of Birth of Independent Trustees*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held by Trustees During the Past Five Years

Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee	Since 2006	Retired. Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1993-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	47	None.
Ronald A. Nyberg Year of Birth: 1953	Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None.

* The business address of each Trustee is c/o Guggenheim Funds Investment
   Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

** This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee beneficial ownership tables under the section titled “Trustees and Officers” of the SAI for the above listed funds is hereby amended to include the following Independent Trustees and corresponding ownership:

Roman Friedrich III	None
Robert B. Karn III	None

The section titled “Board Leadership Structure” of the SAI for the above listed funds is hereby deleted and replaced with the following:

Board Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds' day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of five Trustees, all of whom (including the chairman) are classified under the 1940 Act as "non-interested" persons of the Trust ("Independent Trustees"). Generally, the Board acts by majority vote of all the Trustees, which includes a majority vote of the Independent Trustees.

The Board has appointed an Independent Chairperson, who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the trustees and management. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees will meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers, review the Funds' financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust.

The section titled “Qualifications and Experience of Trustees and Nominees” of the SAI for the above listed funds is hereby deleted and replaced with the following:

Qualifications and Experience of Trustees and Nominees

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and a demonstrated willingness to take an independent and questioning view of management.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee in light of the Trust's business and structure. References to the qualifications, attributes and skills of Trustees do not constitute holding out of any Trustee as being an expert in such area.

Randall C. Barnes. Mr. Barnes has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Mr. Barnes also serves on the board of certain funds sponsored by Claymore Investments, Inc., a wholly-owned subsidiary of Guggenheim Funds Group. Through his service as a Trustee of the Trust and as chairman of the Audit Committee, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

Roman Friedrich III. Mr. Friedrich has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Mr. Friedrich also serves on the board of certain fund sponsored by Claymore Investments, Inc., a wholly owned subsidiary of Guggenheim Funds Group. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

Robert B. Karn III. Mr. Karn has served as a trustee of other funds in the Guggenheim Funds Group fund complex since 2004. Through his service as a trustee of other funds in the Guggenheim Funds Group fund complex, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Nominating & Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi. LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Trust and other funds in the Guggenheim Funds Group fund complex since 2003. Through his service as a Trustee of the Trust and as chairman of the Board, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

Each Trustee also now has considerable familiarity with the Trust, its adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of certain funds in the Guggenheim Funds Group fund complex.

The section titled “Board Committees” of the SAI for the above listed funds is hereby deleted and replaced with the following:

Board Committees

Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. The Trust does not have a standing compensation committee. During the Funds' fiscal year ended August 31, 2009, the Trust's Nominating and Governance Committee met two times.

Messrs. Barnes, Friedrich, Karn, Nyberg and Toupin who are not "interested persons" of the Trust, as defined in the 1940 Act, serve on the Trust's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Trust and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Trust's independent registered public accounting firm. During the Funds' fiscal year ended August 31, 2009, the Trust's Audit Committee met four times.

The section titled “Remuneration of Trustees and Officers” of the SAI for the above listed funds is hereby deleted and replaced with the following:

Remuneration of Trustees and Officers

The Trust, together with Exchange-Traded Fund Trust, pays each Independent Trustee a fee of $25,000 per year, and also pays an annual fee of $4,500 to the independent chairperson of the Board of Trustees and an annual fee of $1,500 to the independent chairperson of the Audit Committee or the Nominating and Governance Committee. In addition, the Trust pays each Independent Trustee a fee of (a) $1,000 for each regular or special meeting of the Board of Trustees attended by such Trustee, (b) $1,000 for each meeting of the Board of Trustees for the organization of one or more new separate series of the Trust attended by such Trustee, (c) $500 for each meeting of the Audit Committee or Nominating and Governance Committee attended by such Trustee (in each case whether the meeting occurs and/or the Trustee attends in person or by telephone).

Officers who are employed by the Investment Adviser receive no compensation or expense reimbursements from the Trust.

The table below shows the compensation that was paid to Trustees for the Fund's fiscal year ended August 31, 2009 as well as total compensation paid to them from all registered funds in the Fund Complex for the calendar year ended December 31, 2009.

Name of Trustee	Aggregate Compensation from the Funds for FYE August 31, 2009	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
INDEPENDENT TRUSTEES
Randall C. Barnes	$21,063	N/A	$251,750
Roman Friedrich III	$0	N/A	$50,000
Robert B. Karn III	$0	N/A	$20,875
Ronald A. Nyberg	$21,063	N/A	$357,875
Ronald E. Toupin, Jr.	$22,188	N/A	$301,375
(1)
The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser.  As of September 28, 2010, the Fund Complex consists of 25 separate portfolios of Claymore Exchange-Traded Fund Trust, 13 separate portfolios of Claymore Exchange-Traded Fund Trust 2 and 14 closed-end management investment companies.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

September 29, 2010
ETF-SAI-T2ANN-SUP92910